RELATED-PARTY TRANSACTIONS	3 Months Ended
Mar. 31, 2013
Related Party Transactions [Abstract]
RELATED-PARTY TRANSACTIONS
RELATED-PARTY TRANSACTIONS
Recent Acquisition. See Notes 1 and 12 for disclosure of the purchase of Bison Midstream from SMP Holdings.
General and Administrative Expense Allocation. Our general partner and its affiliates do not receive any management fee or other compensation in connection with the management of our business, but will be reimbursed for expenses incurred on our behalf. Under our partnership agreement, we reimburse our general partner and its affiliates for certain expenses incurred on our behalf, including, without limitation, salary, bonus, incentive compensation and other amounts paid to our general partner's employees and executive officers who perform services necessary to run our business. In addition, we reimburse our general partner for compensation, travel and entertainment expenses for the directors serving on the board of directors of our general partner and the cost of director and officer liability insurance. Our partnership agreement provides that our general partner will determine in good faith the expenses that are allocable to us. During the three months ended March 31, 2013, we incurred approximately $1.2 million of expenses that were allocated to us by the general partner under our partnership agreement. As of March 31, 2013, we had a $2.7 million receivable from our general partner for expenses that we paid that were not allocated to the Partnership.
Electricity Management Services Agreement. We entered into a consulting arrangement with Equipower Resources Corp. to assist with managing DFW Midstream's electricity price risk. Equipower Resources Corp. is an affiliate of our Sponsor, Energy Capital Partners. Amounts paid for such services were as follows:

	Three months ended March 31,
	2013	2012
	(In thousands)
Payments for electricity management consulting services	$55	$44